Exhibit (d)(2)

FEE AND EXPENSE AGREEMENT

THIS AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT is made as of October 3, 2008, as amended and restated as of January 1, 2022, among Allspring Funds Trust (the “Trust”), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the “Fund” or collectively referred to as the “Funds”), Allspring Master Trust (“Master Trust”), a Delaware statutory trust, and Allspring Funds Management, LLC (“Funds Management” or the “Adviser”), a limited liability company organized under the laws of the State of Delaware.

WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and

WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) and/or an administration agreement (the “Administration Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Limitation on Total Operating Expense Ratios. The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a “Capped Operating Expense Ratio”) as set forth from time to time in Schedule A attached hereto (each, a “Commitment”). The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund’s operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, stamp duty fees, interest, taxes or acquired fund fees and expense), prime broker fees, dividend and interest expense on securities sold short and do not include Extraordinary Expenses. Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

2.       Application of the Commitments to Tiered Funds. A Fund that invests in shares of a money market Fund need not attribute the money market Fund’s fees to the investing Fund’s operating expenses. A non-Spectrum Fund that invests in shares of a Allspring Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses. A Dynamic Target Date Fund that invests in securities of any registered investment company other than a money market Fund shall attribute the registered investment company’s fees to the investing Fund’s operating expenses. A Spectrum Fund that invests in shares of a Allspring Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses. Except as expressly provided in this Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund’s operating expenses.

1

3.       Duration of the Commitments.

(a)	Initial Waiver. The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the “Expiration/Renewal Date”).
(b)	Automatic Renewal of the Commitments. The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes. The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.
(c)	Funds Management’s Obligations Following Non-Renewal of a Commitment. Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as: (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.
(d)	Board Approval of an Increase in a Capped Operating Expense Ratio. If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management’s Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).
(e)	Funds Management’s Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment. Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of
2

the Board. Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting. Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.

4.       Modification; Amendment. No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Allspring Master Trust. Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Allspring Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement. Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

5.       Entire Agreement. This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter. Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

3

IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of January 1, 2022.

ALLSPRING FUNDS TRUST, for itself and on
behalf of its series listed from time to time on the
Schedules attached hereto

By
Matthew Prasse
Secretary

ALLSPRING MASTER TRUST

By
Matthew Prasse
Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By
Andrew Owen
President
4

SCHEDULE A

FEE AND EXPENSE AGREEMENT

ALLSPRING FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund[1] Class A Class C Class R2 Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2023 August 31, 2023 August 31, 2023 August 31, 2023 August 31, 2023 August 31, 2023
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	October 31, 2023 October 31, 2023
Asset Allocation Fund[3] Class A Class C Class R4 Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.95% 0.80%	August 31, 2023 August 31, 2023 August 31, 2023 August 31, 2023 August 31, 2023
C&B Large Cap Value Fund[5] Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023

[1]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Absolute Return Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.70% and 1.45%, respectively, with an expiration date of August 31, 2024.
[2]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Absolute Return Fund, effective on or about June 16, 2023.
[3]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Asset Allocation Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.12% and 1.87%, respectively, with an expiration date of September 30, 2024.
[4]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Asset Allocation Fund, effective on or about June 16, 2023.
[5]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the C&B Large Cap Value Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.07% and 1.82%, respectively, with an expiration date of September 30, 2024.
A-1

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
C&B Mid Cap Value Fund[6] Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
Common Stock Fund[7] Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.83% 1.10% 0.85%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Conservative Income Fund Class A2 Institutional Class	0.40% 0.25%	December 31, 2023 December 31, 2023
Core Bond Fund[8,9] Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.48% 0.33% 0.65% 0.38%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024

[6]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the C&B Mid Cap Value Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.24% and 1.99%, respectively, with an expiration date of January 31, 2025.
[7]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Common Stock Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.25% and 2.00%, respectively, with an expiration date of January 31, 2025.
[8]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A and Class R4 to Institutional Class conversions for the Allspring Core Bond Fund, effective on or about June 16, 2023.
[9]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Core Bond Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.70% and 1.45%, respectively, with an expiration date of September 30, 2024.
A-2

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Core Plus Bond Fund[10] Class A Class C Class R6 Administrator Class Institutional Class	0.68% 1.43% 0.30% 0.60% 0.35%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Disciplined Small Cap Fund Class A11 Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023
Disciplined U.S. Core Fund[12] Class A Class C Class R13 Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Discovery All Cap Growth Fund[14] Class A Class C Class R15 Administrator Class Institutional Class	1.26% 2.01% 1.51% 1.10% 0.85%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Discovery Innovation Fund[16] Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.15% 0.90%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024

[10]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Core Bond Plus Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.67% and 1.42%, respectively, with an expiration date of December 31, 2024.
[11]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A of the Disciplined Small Cap Fund. Effective June 30, 2023, the NOER for Class A will be 0.92% with an expiration date of July 31, 2024.
[12]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Disciplined U.S. Core Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.86% and 1.61%, respectively, with an expiration date of November 30, 2024.
[13]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Disciplined U.S. Core Fund, effective on or about June 16, 2023.
[14]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Discovery All Cap Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.24% and 1.99%, respectively, with an expiration date of November 30, 2024.
[15]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Discovery All Cap Growth Fund, effective on or about June 16, 2023.
[16]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Discovery Innovation Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.22% and 1.97%, respectively, with an expiration date of July 31, 2024.
A-3

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Discovery Large Cap Growth Fund[17] Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.60% 0.94% 0.70%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Discovery Mid Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Discovery Small Cap Growth Fund[18] Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023
Discovery SMID Cap Growth Fund[19] Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.79% 1.14% 0.89%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Diversified Capital Builder Fund[20] Class A Class C Administrator Class Institutional Class	1.12% 1.87% 1.05% 0.78%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024

[17]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Discovery Large Cap Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.02% and 1.77%, respectively, with an expiration date of November 30, 2024.
[18]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Discovery Small Cap Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.22% and 1.97%, respectively, with an expiration date of July 31, 2024.
[19]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Discovery SMID Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.21% and 1.96%, respectively, with an expiration date of January 31, 2025.
[20]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Diversified Capital Builder Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.11% and 1.86%, respectively, with an expiration date of January 31, 2025.
A-4

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Diversified Income Builder Fund[21] Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.42% 0.77% 0.52%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Dynamic Target Today Fund[22] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2015 Fund[23] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2020 Fund[24] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2025 Fund[25] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024

[21]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Diversified Income Builder Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.84% and 1.59%, respectively, with an expiration date of January 31, 2025.
[22]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target Today Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[23]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2015 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[24]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2020 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[25]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2025 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
A-5

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Dynamic Target 2030 Fund[26] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2035 Fund[27] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2040 Fund[28] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2045 Fund[29] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2050 Fund[30] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024

[26]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2030 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[27]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2035 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[28]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2040 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[29]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2045 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[30]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2050 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
A-6

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Dynamic Target 2055 Fund[31] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2060 Fund[32] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2065 Fund[33] Class A Class C Class R4 Class R6 Administrator Class	0.60% 1.35% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Emerging Growth Fund[34] Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Emerging Markets Equity Fund[35] Class A Class C Class R6 Administrator Class Institutional Class	1.44% 2.19% 1.01% 1.36% 1.11%	February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024

[31]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2055 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[32]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2060 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[33]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Dynamic Target 2065 Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.59% and 1.34%, respectively, with an expiration date of June 30, 2024.
[34]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Emerging Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.27% and 2.02%, respectively, with an expiration date of September 30, 2024.
[35]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Emerging Markets Equity Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.43% and 2.18%, respectively, with an expiration date of February 28, 2025.
A-7

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Emerging Markets Equity Income Fund Class A Class C Class R36 Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.80% 1.17% 1.45% 1.22%	February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024
Global Investment Grade Credit Fund[37] Class A Class C Class R6 Institutional Class	0.83% 1.58% 0.45% 0.50%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Global Long/Short Equity Fund[38] Class A Class C Class R6 Institutional Class	1.73% 2.48% 1.30% 1.40%	February 29, 2024 February 29, 2024 February 29, 2024 February 29, 2024
Government Money Market Fund[39] Class A40 Administrator Class Elevate Class Institutional Class Select Class Service Class Sweep Class Tribal Inclusion Class	0.60% 0.34% 0.16% 0.20% 0.14% 0.50% 0.50% 0.16%	May 31, 2023 May 31, 2023 May 31, 2024 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2024

[36]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Emerging Markets Equity Income Fund, effective on or about June 16, 2023.
[37]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Global Investment Grade Credit Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.82% and 1.57%, respectively, with an expiration date of January 31, 2025.
[38]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Global Long/Short Equity Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.72% and 2.47%, respectively, with an expiration date of February 28, 2025.
[39]	On November 16, 2022, the Board of Trustees of Allspring Funds Trust approved the establishment of the Elevate Class and the Tribal Inclusion Class to the Allspring Government Money Market Fund. Both share classes will become effective at a date to be determined.
[40]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A of the Government Money Market Fund. Effective June 30, 2023, the NOER for Class A will be 0.58% with an expiration date of May 31, 2025.
A-8

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Government Securities Fund[41] Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Growth Balanced Fund[42] Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2023 September 30, 2023 September 30, 2023
Growth Fund[43] Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.43%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
High Yield Bond Fund[44] Class A Class C Administrator Class Institutional Class	0.93% 1.68% 0.80% 0.53%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
Income Plus Fund Class A Class C Administrator Class Institutional Class	0.71% 1.46% 0.66% 0.39%	January 31, 2025 January 31, 2025 January 31, 2025 January 31, 2025

[41]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Government Securities Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.84% and 1.59%, respectively, with an expiration date of December 31, 2024.
[42]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Growth Balanced Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.12% and 1.87%, respectively, with an expiration date of September 30, 2024.
[43]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.15% and 1.90%, respectively, with an expiration date of November 30, 2024.
[44]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the High Yield Bond Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.92% and 1.67%, respectively, with an expiration date of December 31, 2024.
A-9

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Index Asset Allocation Fund[45] Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Index Fund[46] Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2023 September 30, 2023 September 30, 2023
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.67% 1.42% 0.30% 0.60% 0.35%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
International Bond Fund[47] Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
International Equity Fund Class A Class C Class R48 Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.79% 1.14% 0.84%	February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024

[45]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Index Asset Allocation Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.07% and 1.82%, respectively, with an expiration date of January 31, 2025.
[46]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Index Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.44% and 1.19%, respectively, with an expiration date of September 30, 2024.
[47]	On May 16, 2023 the Board of Trustees of Allspring Funds Trust approved the liquidation of the International Bond Fund, effective on or about June 26, 2023. On the same date, the Board of Trustees approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the International Bond Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.02 and 1.77, respectively, with an expiration date of January 31, 2025. This reduction will only take effect if the liquidation of the Fund does not take place by June 30, 2023.
[48]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring International Equity Fund, effective on or about June 16, 2023.
A-10

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Large Cap Core Fund[49] Class A Class C Class R50 Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Large Cap Growth Fund[51] Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Large Company Value Fund[52] Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Minnesota Tax-Free Fund[53] Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023

[49]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Large Cap Core Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.07% and 1.82%, respectively, with an expiration date of November 30, 2024.
[50]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Large Cap Core Fund, effective on or about June 16, 2023.
[51]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A and Class R4 to Institutional Class conversions for the Allspring Large Cap Growth Fund, effective on or about June 16, 2023.
[52]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Large Company Value Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.82% and 1.57%, respectively, with an expiration date of November 30, 2024.
[53]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Minnesota Tax-Free Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.84% and 1.59%, respectively, with an expiration date of October 31, 2024.
A-11

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Moderate Balanced Fund[54] Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Money Market Fund[55] Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2023 May 31, 2023 May 31, 2023
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
National Tax-Free Money Market Fund Class A56 Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
Opportunity Fund[57] Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.72% 1.00% 0.75%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024

[54]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Moderate Balanced Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.14% and 1.89%, respectively, with an expiration date of September 30, 2024.
[55]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Money Market Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.58% and 1.33%, respectively, with an expiration date of May 31, 2025.
[56]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A of the National Tax-Free Money Market Fund. Effective June 30, 2023, the NOER for Class A will be 0.58% with an expiration date of May 31, 2025.
[57]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Opportunity Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.17% and 1.92%, respectively, with an expiration date of January 31, 2025.
A-12

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2023 October 31, 2023 October 31, 2023
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023
Premier Large Company Growth Fund[58] Class A Class C Class R4[59] Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Real Return Fund[60] Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Short Duration Government Bond Fund[61] Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Short-Term Bond Plus Fund Class A Class C Class R6 Institutional Class	0.61% 1.36% 0.24% 0.29%	December 31, 2024 December 31, 2024 December 31, 2024 December 31, 2024

[58]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Premier Large Company Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.10% and 1.85%, respectively, with an expiration date of November 30, 2024.
[59]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R4 to Institutional Class conversion for the Allspring Premier Large Company Growth Fund, effective on or about June 16, 2023.
[60]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Real Return Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.77% and 1.52%, respectively, with an expiration date of September 30, 2024.
[61]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Short Duration Government Bond Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.77% and 1.52%, respectively, with an expiration date of December 31, 2024.
A-13

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Short-Term High Income Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
Small Cap Fund[62] Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023
Small Company Growth Fund[63] Class A Class C Class R6 Administrator Class Institutional Class	1.29% 2.04% 0.86% 1.19% 0.94%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Special Global Small Cap Fund[64] Class A Class C Administrator Class Institutional Class	1.50% 2.25% 1.40% 1.15%	February 29, 2024 February 29, 2024 February 29, 2024 February 29, 2024

[62]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Small Cap Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.22% and 1.97%, respectively, with an expiration date of July 31, 2024.
[63]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Small Company Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.28% and 2.03%, respectively, with an expiration date of September 30, 2024.
[64]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Special Global Small Cap Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.47% and 2.22%, respectively, with an expiration date of February 28, 2025.
A-14

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Special International Small Cap Fund[65] Class A Class C Class R6 Institutional Class	1.38% 2.13% 0.95% 1.05%	February 29, 2024 February 29, 2024 February 29, 2024 February 29, 2024
Special Large Cap Value Fund[66] Class A Class C Class R67 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023 November 30, 2023
Special Mid Cap Value Fund[68] Class A Class C Class R69 Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.41% 0.73% 1.08% 0.83%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Special Small Cap Value Fund Class A Class C Class R70 Class R6 Administrator Class Institutional Class	1.31% 2.06% 1.56% 0.89% 1.20% 0.94%	July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023

[65]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Special International Small Cap Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.37% and 2.12%, respectively, with an expiration date of February 28, 2025.
[66]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Special Large Cap Value Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.10% and 1.85%, respectively, with an expiration date of November 30, 2024.
[67]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Special Large Cap Value Fund, effective on or about June 16, 2023.
[68]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Special Mid Cap Value Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.15% and 1.90%, respectively, with an expiration date of January 31, 2025.
[69]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Special Mid Cap Value Fund, effective on or about June 16, 2023.
[70]	On February 28, 2024, the Board of Trustees of Allspring Funds Trust approved the Class R to Class A conversion for the Allspring Special Small Cap Value Fund, effective on or about June 16, 2023.
A-15

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Spectrum Aggressive Growth Fund[71] Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.67% 0.42%	September 30, 2023 September 30, 2023 September 30, 2023 September 30, 2023
Spectrum Conservative Growth Fund[72] Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2023 September 30, 2023 September 30, 2023
Spectrum Growth Fund[73] Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2023 September 30, 2023 September 30, 2023
Spectrum Income Allocation Fund[74] Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2023 September 30, 2023 September 30, 2023
Spectrum Moderate Growth Fund[75] Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2023 September 30, 2023 September 30, 2023

[71]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Spectrum Aggressive Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.74% and 1.49%, respectively, with an expiration date of September 30, 2024.
[72]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Spectrum Conservative Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.74% and 1.49%, respectively, with an expiration date of September 30, 2024.
[73]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Spectrum Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.74% and 1.49%, respectively, with an expiration date of September 30, 2024.
[74]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Spectrum Income Allocation Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.74% and 1.49%, respectively, with an expiration date of September 30, 2024.
[75]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Spectrum Moderate Growth Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.74% and 1.49%, respectively, with an expiration date of September 30, 2024.
A-16

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Strategic Municipal Bond Fund[76] Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.42% 0.68% 0.47%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
Treasury Plus Money Market Fund Class A77 Administrator Class Institutional Class Select Class Service Class	0.60% 0.34% 0.20% 0.14% 0.45%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.50% 0.40% 1.25% 0.50% 0.25%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.50% 0.40% 1.25% 0.20% 0.50% 0.25%	October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023 October 31, 2023
U.S. Long/Short Equity Fund[78] Class A Class C Class R6 Institutional Class	1.58% 2.33% 1.15% 1.25%	February 29, 2024 February 29, 2024 February 29, 2024 February 29, 2024
Utility and Telecommunications Fund[79] Class A Class C Administrator Class Institutional Class	1.05% 1.80% 0.92% 0.72%	July 31, 2023 July 31, 2023 July 31, 2023 July 31, 2023

[76]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Strategic Municipal Bond Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 0.79% and 1.54%, respectively, with an expiration date of October 31, 2024.
[77]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A of the Treasury Plus Money Market Fund. Effective June 30, 2023, the NOER for Class A will be 0.58% with an expiration date of May 31, 2025.
[78]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the U.S. Long/Short Equity Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.57% and 2.32%, respectively, with an expiration date of February 28, 2025.
[79]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A and Class C of the Utility and Telecommunications Fund. Effective June 30, 2023, the NOER for Class A and Class C will be 1.04% and 1.79%, respectively, with an expiration date of July 31, 2024.
A-17

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2023 October 31, 2023 October 31, 2023
100% Treasury Money Market Fund Class A80 Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.50%	May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023 May 31, 2023

Schedule A amended: May 16, 2023

[80]	On May 16, 2023, the Board of Trustees of Allspring Funds Trust approved a reduction to the net operating expense ratio (NOER) for Class A of the 100% Treasury Plus Money Market Fund. Effective June 30, 2023, the NOER for Class A will be 0.58% with an expiration date of May 31, 2025.
A-18

The foregoing schedule of capped operating expense ratios is agreed to as of May 16, 2023 and shall remain in effect until changed in writing by the parties.

ALLSPRING FUNDS TRUST

By:
Matthew Prasse
Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By:
Andrew Owen
President
A-19

As of May 18, 2004

Amended and Restated Fee and Expense Agreement

Schedule B

ALLSPRING FUNDS TRUST

Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A